Other Information	12 Months Ended
Dec. 31, 2017
Additional information [abstract]
Other Information
Other information
a) Litigation and arbitration
Telefónica and its group companies are party to several legal proceedings which are currently in progress in the courts of law and the arbitration bodies of the various countries in which we are present.
Based on the advice of our legal counsel it is reasonable to assume that these legal proceedings will not materially affect the financial condition or solvency of the Telefónica Group.
The contingencies arising from the litigation and commitments described below were evaluated (see Note 3.m) when the consolidated financial statements for the year ended December 31, 2017 were prepared. The provisions recorded in respect of the commitments taken as a whole are not material.
The following unresolved legal proceedings or those underway in 2017 are highlighted (see Note 17 for details of tax-related cases):
Appeal against the decision by Agencia Nacional de Telecomunicações (“ANATEL”) regarding the inclusion of interconnection and network usage revenues in the Fundo de Universalização de Serviços de Telecomunicações (“FUST”)
Vivo Group operators (currently Telefônica de Brasil), together with other cellular operators, appealed ANATEL’s decision of December 16, 2005, to include interconnection and network usage revenues and expenses in the calculation of the amounts payable into the FUST (Fundo de Universalização de Serviços de Telecomunicações) –a fund which pays for the obligations to provide Universal Service- with retroactive application from 2000. On March 13, 2006, Regional Federal Court no. 1. granted a precautionary measure which stopped the application of ANATEL’s decision. On March 6, 2007, a ruling in favor of the wireless operators was issued, stating that it was not appropriate to include the revenues received by transfer from other operators in the taxable income for the FUST’s calculation and rejecting the retroactive application of ANATEL’s decision. On January 26, 2016, ANATEL filed an appeal to overturn this decision with Brasilia Regional Federal Court no. 1, which was also dismissed. On May 10, 2017 ANATEL appealed to the higher courts on the merits of the case.
At the same time, Telefônica Brasil and Telefónica Empresas, S.A., together with other wireline operators through ABRAFIX (Associação Brasileira de Concessionárias de Serviço Telefonico Fixo Comutado) appealed ANATEL’s decision of December 16, 2005, also obtaining the precautionary measures requested. On June 21, 2007, Federal Regional Court no. 1 ruled that it was not appropriate to include the interconnection and network usage revenues in the FUST’s taxable income and rejected the retroactive application of ANATEL’s decision. ANATEL filed an appeal to overturn this ruling on April 29, 2008, before Brasilia Federal Regional Court no. 1, which was dismissed on May 10, 2016. ANATEL filed an appeal against this dismissal.
The fixed operators filed an appeal to clarify that revenues obtained through interconnection and dedicated line operation should not be included in the calculation of the amounts payable to the FUST. In addition, the court was also requested to rule on two grounds which had not been analyzed in the initial decision: (i) that the FUST has become obsolete, among other reasons, by the advance of mobile telephony; and (ii) that amounts collected are not applied to the purpose for which the FUST was created, since only a very low percentage of the revenues collected by the FUST is used to finance fixed telephony. Although the petition for clarification was dismissed on August 23, 2016, the court noted that the FUST should not be funded with revenues from interconnection and dedicated line operation. ABRAFIX appealed to the higher courts on these two elements that had not been analyzed. ANATEL appealed all the holdings of the ruling to the higher courts.
The amount of the claim is quantified at 1% of the interconnection revenues.
Public civil procedure by the São Paulo government against Telefônica Brasil for alleged reiterated malfunctioning in services provided
This proceeding was filed by the Public Ministry of the State of São Paulo for alleged reiterated malfunctioning in the services provided by Telefônica Brasil, seeking compensation for damages to the customers affected. A general claim was filed by the Public Ministry of the State of São Paulo, for 1,000 million Brazilian reais (approximately 225 million euros), calculated on the company’s revenue base over the last five years.
In April 2010, a ruling against the Telefónica Group was issued in first instance. The full impact of this proceeding will not be known until there is a final ruling, and the total amount of persons affected by and party to the proceeding is known. At that moment, the amount of the indemnity will be established, ranging between 1,000 million and 60 million reais (approximately, between 225 and 13 million euros), depending on the number of parties. On May 5, 2010, Telefônica Brasil filed an appeal before the São Paulo Court of Justice, suspending the effect of the ruling.
On April 13, 2015, the appeal was judged in favor of Telefónica, by unanimous vote, reversing the earlier decision in the first instance.
The Public Prosecutor filed an extraordinary petition for review at the High Court of Brasilia which, on March 15, 2017, refused to consider the petition due to the lack of legal requirements.
Given that the Public Prosecutor did not appeal that refusal, the proceeding concluded in favour of Telefônica Brasil.
Appeal against the Decision of the EC dated January 23, 2013, to sanction Telefónica for the infringement of Article 101 of the Treaty on the functioning of the European Union
On January 19, 2011, the EC initiated formal proceedings to investigate whether Telefónica, S.A. (Telefónica) and Portugal Telecom SGPS, S.A. (Portugal Telecom) had infringed European Union anti-trust laws with respect to a clause contained in the sale and purchase agreement of Portugal Telecom’s ownership interest in Brasilcel, N.V., a joint venture in which both were venturers and which was the owner of the Brazilian company Vivo.
On January 23, 2013, the EC passed a ruling on the formal proceedings. The ruling imposed a fine on Telefónica of 67 million euros, as the EC ruled that Telefónica and Portugal Telecom committed an infraction of Article 101 of the Treaty on the Functioning of the European Union for having entered into the agreement set forth in Clause Nine of the sale and purchase agreement of Portugal Telecom’s ownership interest of Brasilcel, N.V.
On April 9, 2013, Telefónica filed an appeal for annulment of this ruling with the European Union General Court. On August 6, 2013, the European Union General Court notified Telefónica of the response issued by the EC, in which the EC reaffirmed the main arguments of its ruling and, specially, that Clause Nine includes a competition restriction. On September 30, 2013, Telefónica filed its reply. On December 18, 2013, the EC filed its appeal.
A hearing was held on May 19, 2015, at the European Union General Court.
On June 28, 2016, the European Union General Court ruled. Although it declares the existence of an infringement of competition law, it annuls Article 2 of the contested Decision and requires the EC to reassess the amount of the fine imposed. The General Court considers that the EC has not neutralized the allegations and evidences provided by Telefónica on services in which there was not potential competition or were outside the scope of Clause Nine.
Telefónica understands that there are grounds for believing that the ruling does not suit at law; consequently, it filed an appeal to the Court of Justice of the European Union, on September 11, 2016.
On November 23, 2016, the EC filed its response against the Telefónica´s appeal. On January 30, 2017, Telefónica filed its response. On March 9, 2017, the European Commission filed its rejoinder.
On December 13, 2017, the General Court dismissed the appeal filed by Telefónica. In the coming months the European Commission must issue a new resolution in accordance with the judgment of the General Court of June 2016, which urged the Commission to recalculate the amount of the fine.
Claim of consumers association "FACUA" against Telefónica de España in connection with the increase of the price of Movistar Fusión
On September 5, 2016, notification was given to Telefónica de España of a claim filed against it by the consumers association ("FACUA"). Through such claim, the association exercises an action to protect consumers' and users' collective interests stipulated in articles 11 of the Civil Procedure Act (Ley de Enjuiciamiento Civil) and 24.1 of the Consumer and Users Protection Act (Ley General de Defensa de los Consumidores y Usuarios) on the basis of alleged disloyalty towards the consumers, arising from the raising of the prices of the product "Movistar Fusión" from May 5, 2015, by an amount of 5 euros per month.The claim contains a declaratory statement stating that disloyalty arises from misleading advertising regarding the price rise, and a prohibitory injunction requesting that Telefónica de España be ordered not to apply such price rise and to prohibit its future application to all customers who became customers of Movistar Fusión prior to May 5, 2015. It contains, besides, a third statement, requesting Telefónica de España to be condemned to repay the excess amounts collected as a result of the rise in prices to those customers who have chosen to maintain the service contracted, together with accrued interest on such amount.
The claim was filed for an undetermined amount, given the impossibility of determining a priori the total amount of the claim. On October 28, 2016, Telefónica de España filed its response.
On April 5, 2017, the Court ruled in favour of Telefónica de España, upholding the objection of unsuitable action and ordering the dismissal of the action. FACUA appealed that ruling.
Decision by the High Court regarding the acquisition by Telefónica of shares in Český Telecom by way of tender offer
Venten Management Limited ("Venten") and Lexburg Enterprises Limited ("Lexburg"), were minority shareholders of CESKY TELECOM. In September 2005 both companies sold their shares to Telefónica in a mandatory tender offer. Subsequently Venten and Lexburg, in 2006 and 2009, respectively, filed actions against Telefónica claiming a higher price than the price for which they sold their shares in the mandatory tender offer.
On August 5, 2016, the hearing before the High Court in Prague took place in order to decide the appeal against the second decision of the Municipal Court, which had been favourable to Telefónica's position (as was also the case with the first decision of the Municipal Court). At the end of the hearing, the High Court announced the Second Appellate Decision by which it reversed the second decision of the Municipal Court and ordered Telefónica to pay 644 million Czech koruna (approximately 23 million euros) to Venten and 227 million Czech koruna (approximately 8 million euros) to Lexburg, in each case plus interest.
On December 28, 2016, the decision was notified to Telefónica. Telefónica has filed an extraordinary appeal, requesting the suspension of the effects of the decision.
In March 2017, Telefónica was notified of the decision of the Supreme Court, which ordered the suspension of the effects of the unfavorable decision to Telefónica issued by the High Court.
Venten and Lexburg filed with the Supreme Court a motion to partially abolish the suspension of enforceability of the Decision of the High Court in Prague. On January 17, 2018, Telefónica filed its response seeking dismissal of such motion for lack of legal basis.
Claim by Entel against Telefónica de Argentina, SA
In 1999, Entel (the National Telecommunications Company of Argentina before its privatization) sued Telefónica de Argentina, SA ("TASA"), who was the licensee of the telecom service after the privatization process, seeking detailed and documented accounting and reimbursement of the amounts that it received from and on behalf of Entel after assuming the telecom service as a licensee, and of the amounts deducted as commissions.
In general terms, the items in dispute were the amounts that TASA charged on behalf of Entel soon after having taken possession as a licensee of the telecom service (i.e.; the consumptions charges for telecom services from prior customers of Entel, either billed or unbilled, but pending payment at the time of the privatization). Entel also challenged the commissions that TASA discounted to Entel in exchange for the service of collection of fees on behalf of Entel. Additionally, Entel also claimed several credits received by TASA which allegedly belonged to Entel and had not been transferred to TASA in the privatization process.
TASA replied arguing the inadmissibility of the accountability request, since such liquidations had previously been submitted to the Entel Liquidating Commission without being timely challenged.
In 2010, the Court of First Instance ruled in favor of Entel and held TASA accountable to Entel.
After exhausting all legal appeals available, TASA submitted the requested accounting to Entel, which was challenged by the national government on behalf of the liquidated Entel.
Several accounting drafts and cross-claims between the parties followed, with the intervention of a court-appointed expert accountant. After several court decisions, the intervening judge rejected TASA´s objections to the accounting presented by the national government and adopted the calculations made by Entel and the court-appointed expert.
Although this judicial decision was appealed, TASA´s appeal was dismissed by the Court of Appeals in October 2017, confirming, to a large extent, the accounting of Entel and the court-appointed expert, but also ordering Entel to recalculate interests, which has not been made yet. Specifically, the resolution of the Court accepted certain concepts that TASA had questioned and the application of a "judicial" interest rate (average passive rate), which implies a daily capitalization component, in detriment of the rate set forth in the privatization specifications which set a simple annual interest of 8% (which had even been used by the court-appointed expert and Entel in their calculations).
Although Entel has not yet submitted the new interest calculations required by the judge as of the date of this Annual Report, the approximate total amount of the claim considering its prior requests is estimated at 1,744 million Argentine pesos (71 million euros).
The resolution of the Court of Appeals exhausted the ordinary remedies available. TASA filed an extraordinary appeal, which was rejected in November 2017. TASA has submitted an exceptional appeal before the Argentine Supreme Court, although this appeal does not suspend the potential execution by Entel of prior rulings against TASA.
b) Other Proceedings
Telefónica is currently conducting internal investigations covering various countries regarding possible violations of applicable anti-corruption laws. Telefónica has been in contact with governmental authorities about these matters and intends to cooperate with those authorities as the investigations continue. It is not possible at this time to predict the scope or duration of these matters or their likely outcome.
c) Commitments
Agreement related to the Sale of Customer Relationship Management (“CRM”) Business, Atento
As a result of the sale agreement of Atento by Telefónica, announced on October 12, 2012, and ratified on December 12, 2012, both companies signed a Master Service Agreement which regulates Atento’s relationship with the Telefónica Group as a service provider for a period of nine years and which was amended on May 16, 2014, and on November 8, 2016. This period was extended only for Spain and Brazil in November 2016, for two additional years until 2023.
By virtue of this Agreement, Atento became Telefónica’s preferred Contact Center and Customer Relationship Management (“CRM”) service provider, stipulating annual commitments in terms of turnover which is updated based on inflation and deflation that vary from country to country, pursuant to the volume of services Atento has been providing to the entire Group. Effective January 1, 2017, the minimum volume commitments that Telefónica must comply with have significantly decreased from Brazil.
Failure to meet the annual turnover commitments generally results in the obligation to the counterparty, to pay additional amounts, which would be calculated based on the difference between the actual amount of turnover and the predetermined commitment, applying a percentage based on the Contact Center’s business margin to the final calculation.
The Master Agreement sets forth a reciprocal arrangement, whereby Atento assumes similar commitments to subscribe its telecommunications services to Telefónica.
Telefónica Latinoamérica Holding, S.L. as strategic partner of Colombia Telecomunicaciones, S.A. ESP
Pursuant to amendment nº 2 of the Framework Investment Agreement executed as of September 21, 2017, after the closing of the merger between Colombia Telecomunicaciones, S.A. ESP and Telefónica Móviles Colombia, S.A., the Colombian Government may, at any time, offer to Telefónica all or part of the shares it holds in the company, the latter being obliged to acquire them, (directly or via one of its subsidiaries) in the event that the increase in Colombia Telecomunicaciones, S.A. ESP's EBITDA (CAGR) is less than 5.75% in the measurement periods, and provided that during the twelve (12) months following the ordinary shareholders’ meetings during which the measurement was made, at least one of the following occurs: 1) Colombia Telecomunicaciones S.A. ESP has paid a brand fee or any other type of payment to the Strategic Partner for the use of its brands; or 2) Colombia Telecomunicaciones S.A. ESP orders and/or pays dividends with the favorable vote of the Strategic Partner.
From January 1, 2013, the Colombian Government can require Telefónica to vote in favor of the register of the shares of Colombia Telecomunicaciones, S.A. ESP in the National Securities and Issuer’s Registry and in the Colombia Stock Exchange.
In addition, (a) if Telefónica decides to dispose or transfer of all or part of its shareholding in Colombia Telecomunicaciones, S.A. ESP to third parties, Telefónica commits that: (i) the acquirer or transferee will be obliged to adhere to the Framework Investment Agreement; and (ii) that the acquirer or transferee will be obliged to present an offer to purchase all of the shares in Colombia Telecomunicaciones, S.A. ESP held by the Colombian Government (that amounts to 32.5% of the share capital) at the same price and under the same terms and conditions negotiated with Telefónica, through the legally-established procedure for disposal of shares held by public entities and, (b) if the Colombian Government transfer its shares in Colombia Telecomunicaciones, S.A. ESP under certain circumstances, the Strategic Partner shall subscribe with the acquirer of the shares a new shareholders agreement which will have to be then negotiated by the parties and which, as the case may be, will include some of the rights currently held by the Colombian Government under the Framework Investment Agreement currently in force.
Communications Investment Platform ("CIP")
On May 8, 2015, Telefónica Open Future, S.L.U. (“TOF”) signed a Limited Partnership Agreement (and related agreements) with Coral Group, L.L.C. (and affiliates thereof) ("Coral") pursuant thereto, TOF has committed to undertake investments up to 200 million U.S. dollar over a 7 year period (expandable up to two additional years) in technology companies that fall within the strategic priorities jointly agreed with Telefónica.
As a result of the addition of an additional Strategic Investor to the CIP in 2017, on October 25, 2017, TOF and Coral entered into a new Amended and Restated Limited Partnership Agreement, which retains TOF’s original capital commitment, but also amends certain terms and conditions to provide TOF with certain early termination and capital commitment reduction rights upon certain events.
Agreement for the sale of the shares of Telefónica Gestión de Servicios Compartidos España, S.A.U., Telefónica Gestión de Servicios Compartidos Argentina, S.A. and T-Gestiona Servicios Contables y Capital Humano, S.A.C.
On March 1, 2016, a share purchase agreement between, on one hand, Telefónica, S.A., Telefónica Servicios Globales, S.L.U. and Telefónica Gestión de Servicios Compartidos Perú, S.A.C. (as sellers), and, on the other hand, IBM Global Services España, S.A., IBM del Perú, S.A.C., IBM Canada Limited and IBM Americas Holding, LLC (as purchasers) for the sale of the companies Telefónica Gestión de Servicios Compartidos España, S.A.U., Telefónica Gestión de Servicios Compartidos Argentina, S.A. and Tgestiona Servicios Contables y Capital Humano, S.A.C., for a total price of approximately 22 million euros, was ratified before Notary Public. This share purchase agreement was subscribed on December 31, 2015.
Following the aforementioned share purchase agreement and in connection with the latter transaction, also, on December 31, 2015, Telefónica subscribed a master services agreement with IBM for the outsourcing of economic-financial and HR activities and functions to be provided to the Telefónica Group during a period of ten years, for a total amount of approximately 450 million euros. Most of the Telefónica Group’s subsidiary companies have already adhered to that master services agreement.
d) Environmental matters
Telefónica has a global Environmental Strategy that arises from the Environmental Policy and Energy Policy approved by the Board of Directors which sets out the road map for the Company to advance towards a green economy, reducing the environmental impact of its facilities at the same time as developing the potential for digital services to reduce the environmental footprint of other sectors.
Currently 90% of the Company has Environmental Management Systems (EMS) in accordance with Regulation ISO 14001, certified by an external body, which contribute to the proper management of its environmental aspects and to extending a culture of environmental responsibility across the whole supply chain. Telefónica has set itself the target of certifying 100% of operators under ISO 14001.
The greatest environmental impact is in the network due to energy consumption, but also with physical elements, such as visual impact or waste. For responsible network deployment and maintenance, Telefónica has common standards (rules, regulations and policies) for all our companies that go beyond existing legislation in force and comprise the principle of precaution and establish the minimum environmental management guidelines with a view to minimizing the impact of infrastructures, e.g., in the context of air pollution, waste and noise. We also extend compliance to these standards to our vendors (suppliers and providers) and contractors. Turning to water consumption, we foster initiatives for more efficient usage, particularly in regions with an elevated water stress.
e) Auditors’ fees
Group's main auditor
The expenses accrued in 2017 in respect of the fees for services rendered to the various member firms of the PwC international organization, of which PricewaterhouseCoopers Auditores, S.L. (the auditors of the Telefónica Group) forms part, amounted to 19.78 million euros . The expenses accrued in 2016 in respect of the fees for services rendered to the various member firms of the EY international organization, of which Ernst & Young, S.L. (the auditors of the Telefónica Group) forms part, amounted to 26.47 million euros.
The detail of these amounts is as follows:

Millions of euros	2017	2016
Audit services	18.33	23.37
Audit-related services	0.49	3.10
Tax services	0.20	0.00
All other services (consulting, advisory, etc.)	0.76	0.00
Total	19.78	26.47

Audit services: mainly audit services of the annual and reviews of interim financial statements, services related to the issuance of comfort letters, work to comply with the requirements of the Sarbanes-Oxley Act (Section 404) and the work in connection with the 20-F report to file with the US Securities and Exchange Commission (SEC).
Audit-related services: services related to the review of the information required by regulatory authorities, agreed financial reporting procedures not requested by legal or regulatory bodies and the review of corporate responsibility reports.
Tax Services: permitted services by the applicable independence regulation, basically, they are tax advice and studies of transference prices.
All other services: permitted services by the applicable independence regulation, mainly advisory services on migration questions to expatriates employees.
In particular, the auditor of the Telefónica Group, PricewaterhouseCoopers Auditores, SL, during the year 2017 has provided services related to the issuance of the following reports: audit of the financial statements (includes SOX and 20-F), limited reviews of the intermediate periods, comfort letters, agreed procedures and corporate social responsibility.

Other auditors
The expenses accrued in respect of the fees for services rendered by other auditors in 2017 and 2016 amounted to 40.50 million euros and 34.85 million euros, respectively, as follows:

Millions of euros	2017	2016
Audit services	2.80	0.94
Audit-related services	0.48	2.69
Tax services	5.75	8.56
All other services (consulting, advisory, etc.)	31.47	22.66
Total	40.50	34.85

f) Trade and other guarantees
The Company is required to issue trade guarantees and deposits for concession and spectrum tender bids (see Note 16) and in the ordinary course of its business. No significant additional liabilities in the accompanying consolidated financial statements are expected to arise from guarantees and deposits issued.
g) Directors’ and Senior Executives’ compensation and other benefits
Directors’ and Senior Executives’ compensation
The compensation of the members of Telefónica’s Board of Directors is governed by article 35 of the Company’s By-Laws, which provides that the annual amount of the compensation to be paid thereby to all of the Directors in their capacity as such, i.e., as members of the Board of Directors and for the performance of the duty of supervision and collective decision-making inherent in such body, shall be fixed by the shareholders at the General Shareholders' Meeting. The Board of Directors shall determine the exact amount to be paid within such limit and the distribution thereof among the Directors, taking into account the duties and responsibilities assigned to each Director, their membership on Committees within the Board of Directors and other objective circumstances that it deems relevant. Furthermore, Executive Directors shall receive such compensation as the Board determines for the performance of executive duties delegated or entrusted to them by the Board of Directors. Such compensation shall conform to the Director compensation policy approved by the shareholders at the General Shareholders’ Meeting.
In accordance with the foregoing, the shareholders acting at the Ordinary General Shareholders’ Meeting held on April 11, 2003 set at 6 million euros the maximum amount of annual gross compensation to be received by the Board of Directors as a fixed allotment and as attendance fees for attending the meetings of the Advisory or Control Committees of the Board of Directors. Thus, as regards fiscal year 2017, the total amount of compensation received by the Directors of Telefónica, in their capacity as such, was 3,277,934 euros for the fixed allocation and for attendance fees.
The compensation of the Directors of Telefónica in their capacity as members of the Board of Directors, of the Executive Commission and/or of the Advisory or Control Committees consists of a fixed amount payable monthly and of attendance fees for attending the meetings of the Advisory or Control Committees.
Set forth below are the amounts established in fiscal year 2017 as fixed amounts for belonging to the Board of Directors, the Executive Commission and the Advisory or Control Committees of Telefónica and the attendance fees for attending meetings of the Advisory or Control Committees of the Board of Directors:
Compensation of the Board of Directors and of the Committees thereof

Amounts in euros
Position	Board of Directors	Executive Commission	Advisory or Control Committees (*)
Chairman	240,000	80,000	22,400
Vice chairman	200,000	80,000	—
Executive Member	—	—	—
Proprietary Member	120,000	80,000	11,200
Independent Member	120,000	80,000	11,200
Other external	120,000	80,000	11,200
(*) In addition, the amount of the attendance fee for each of the meetings of the Advisory or Control Committees is 1,000 euros.
In this regard, it is noted that the current Executive Chairman, Mr. José María Álvarez-Pallete López, has waived the receipt of the above amounts (i.e., 240,000 euros as Chairman of the Board of Directors and 80,000 euros as Chairman of the Executive Commission).
Likewise, the fixed remuneration of 1,923,100 euros that the Executive Chairman, Mr. José María Álvarez-Pallete López, has established for the 2018 financial year is equal to the one received in the years 2017 and 2016, which was set in his capacity as Chief Executive Officer, remaining invariably after his appointment as Chairman. This compensation is a 13.8% lower to the compensation established for the position of Executive Chairman prior to his appointment as such.
Individualized description
Annex II provides an individual breakdown by item of the compensation and benefits that the members of the Board of Directors and of the Senior Management of the Company have received from Telefónica, S.A. and from other companies of the Telefónica Group during fiscal year 2017. Likewise, the compensation and benefits received, during such year, by the members of the Company's Senior Management are broken down.